UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

AMERITYRE CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-50053	87-0535207
(State or other jurisdiction	(Commission File Number)	(IRS Employer ID No.)
of incorporation)

1501 Industrial Road, Boulder City, Nevada  89005
(Address of principal executive office)

Registrant's telephone number, including area code: (702) 293-1930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In association with Amerityre Corporation's annual proxy process the following Board Members have been reelected for a 1 year term:
•	Michael F. Sullivan
•	Terry Gilland
•	George Stoddard
•	David Clark
•	David Hollister

ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Stockholders of Amerityre Corporation (the "Company") was held in the Company's office and plant at 1501 Industrial Road, Boulder City, Nevada, on November 30, 2016, at 10:00 am, Pacific Time. At the Annual Meeting, the stockholders:

1.  Elected five directors to serve until the 2017 Annual Meeting of Stockholders.
2.  Ratified the selection of Haynie& Company PC as the Company's independent auditor for the Company's fiscal year ending June 30, 2017.
3.  Approved an amendment to the Company's articles of incorporation to increase the authorized shares from 75,000,000 to 100,000,000.**
4.  Approved the compensation of the name executive officers.
5.  Requested a vote on officer compensation yearly.

** The execution of this measure also requires the Preferred Shareholder to approve.  This approval has not been attained at the time of this filing.

The results of the voting were as follows:

1. Directors	For	Against	Withhold/Abstain
Michael F. Sullivan	9,874,103	0	760,242
Terry Gilland	9,968,376	0	665,969
George Stoddard	10,044,393	0	589,952
David Clark	10,067,223	0	567,122
David Hollister	10,064,843	0	569,502

Broker non-votes for the above were 19,787,226 for all line items.

2. Ratify Haynie& Company PC	For	Against	Withhold/Abstain
	29,791,813	600,942	28,816

Broker non-votes for the above was 0.

3. Increase authorized common stock from 75,000,000 to 100,000,000	For	Against	Withhold/Abstain
	27,435,526	1,456,739	300

Broker non-votes for the above was 1,529,006.

4. Advisory note to approve the compensation of the named executive officers.	For	Against	Withhold/Abstain
	27,715,830	1,153,834	22,901

Broker non-votes for the above was 1,529,006.

5. Advisory vote on the frequency of voting on the compensation of the named executive officers.	One Year	Two Years	Three Years	Withhold/Abstain
	5,998,011	1,496,714	2,318,150	821,470

Broker non-votes for the above was 19,787,226.

A total of 30,421,571 shares were represented at the meeting in person or by proxy, or approximately 71.86% of the total 42,325,287 shares eligible to vote.

For more information on Amerityre, including a copy of the shareholder presentation from the 2016 Annual Shareholders meeting, visit the website at www.amerityre.com.

ITEM 7.01   REGULATION FD DISCLOSURE

The Company's Annual Meeting of Shareholders held on November 30, 2016 in Boulder City, Nevada, included a presentation by the Michael F. Sullivan, CEO and president, along with segments presented by Lynda Keeton-Cardno, CPA, CFO.  In the presentation, Mr. Sullivan and Ms. Keeton-Cardno summarized the Company's business and operational status and discussed strategic and operational plans for the coming year.

For more information on Amerityre and the full presentation from the 2016 Annual Shareholders meeting, visit the website at www.amerityre.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  December 5, 2016

AMERITYRE CORPORATION
By:
/s/ Michael F. Sullivan	/s/ Lynda R. Keeton-Cardno
Michael F. Sullivan Chief Executive Officer (Principal Executive Officer)	Lynda R. Keeton-Cardno Chief Financial Officer (Principal Financial and Accounting Officer)